SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                                March 30, 2001

     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of March 1, 2001, providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2001-4A)

                    Structured Asset Securities Corporation
           ---------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



      Delaware                          333-35026-11          74-2440850
------------------                      ------------       ---------------
(State or Other Jurisdiction            (Commission        (I.R.S. Employer
     Of Incorporation)                  File Number)       Identification No.)



    200 Vesey Street
   New York, New York                                           10285
   ------------------                                        ------------
  (Address of Principal                                       (Zip Code)
    Executive Offices)


         Registrant's telephone number, including area code:  (212) 526-7000

                                   No Change
  --------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

         Item 5.  Other Events

         The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-35026) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $503,994,832 in aggregate principal amount Class A1, Class A2, Class A3, Class A5, Class A6, Class A7, Class B1, Class B2, Class B3 and Class R Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2001-4A on March 30, 2001. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated January 26, 2001, as supplemented by the Prospectus Supplement, dated March 27, 2001 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of March 1, 2001, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services Inc., as master servicer and The Chase Manhattan Bank, as trustee (the "Trustee"). The "Certificates" consist of the following classes:
Class A1, Class A2, Class A3, Class A4, Class A5, Class A6, Class A7, Class B1, Class B2, Class B3, Class B4, Class B5, Class B6 and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of certain adjustable rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $512,167,356 as of March 1, 2001. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

     Item 7. Financial Statements; Pro Forma Financial Information and
             Exhibits

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:


          1.1 Terms Agreement, dated March 27, 2001, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

          4.1 Trust Agreement, dated as of March 1, 2001, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer and The Chase Manhattan Bank, as Trustee.

          99.1 Mortgage Loan Sale and Assignment Agreement, dated as of March 1, 2001, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

          99.2 Mandatory Certificate Purchase Agreement, dated as of March 30, 2001, between the Trustee and Anchor National Life Insurance Company.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       STRUCTURED ASSET SECURITIES CORPORATION


                                       By:/s/ Ellen V. Kiernan
                                          --------------------------------
                                            Name:  Ellen V. Kiernan
                                            Title:    Vice President

Dated:  April 5, 2001

                                 EXHIBIT INDEX

Exhibit No.                    Description                              Page No.
-----------                    -----------                             --------


1.1            Terms Agreement, dated March 27, 2001, between
               Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

4.1            Trust Agreement, dated as of March 1, 2001, among
               Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer and The Chase Manhattan Bank, as Trustee.

99.1 Mortgage Loan Sale and Assignment Agreement, dated as of March 1, 2001, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and
               Structured Asset Securities Corporation, as Purchaser.

99.2 Mandatory Certificate Purchase Agreement, dated as of March 30, 2001, between the Trustee and Anchor National Life Insurance Company.